UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 2, 2024
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HEALTH CATALYST, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-38993	45-3337483
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
10897 South River Front Parkway #300
South Jordan, UT 84095
(Address of principal executive offices, including zip code)

(801) 708-6800
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.001 per share	HCAT	The Nasdaq Global Select Market
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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 ((§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On November 6, 2024, Health Catalyst, Inc. (the “Company”) issued a press release relating to its financial results for the quarter ended September 30, 2024. A copy of the press release and the Q3 2024 earnings release summary are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and are each incorporated herein by reference.

The foregoing information (including Exhibits 99.1 and 99.2 attached hereto) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 3.02. Unregistered Sales of Equity Securities.

On November 5, 2024, the Company entered into an acquisition agreement to acquire all of the equity interests in Intraprise Health, LLC, a Delaware corporation (“Intraprise”), for an aggregate purchase price of approximately $43 million (the “Acquisition”). As a portion of the consideration for the Acquisition, Health Catalyst has agreed to issue approximately 2,200,490 shares of Health Catalyst’s common stock, $0.001 par value (“Common Stock”), valued at the closing reference price of $8.18, which is equal to the average trading price of the Common Stock on the Nasdaq Global Select Market for the 35 consecutive trading day period ended November 1, 2024, to the equityholders of Intraprise upon consummation of the transactions contemplated by the acquisition agreement, subject to certain closing conditions. The parties expect the Acquisition, which is subject to customary closing conditions, will close by the end of 2024.

The issuance of shares of Common Stock in connection with the Acquisition will be made in accordance with the terms and subject to the conditions set forth in the acquisition agreement and in reliance on the private offering exemption of Section 4(a)(2) of the Securities Act of 1933, as amended, and/or the private offering safe harbor provision of Rule 506 of Regulation D promulgated thereunder. The issuance and sale is not being conducted in connection with a public offering, and no public solicitation or advertisement will be made or relied upon in connection with the issuance of the shares.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 2, 2024, the board of directors (the “Board”) of the Company, upon the recommendation of the Nominating and Corporate Governance Committee, appointed Dr. Jill Hoggard Green to the Board, effective December 1, 2024. Dr. Hoggard Green was appointed to fill a newly created vacant Board seat due to the expansion of the Board from seven (7) to eight (8) directors, also effective December 1, 2024. Dr. Hoggard Green will serve as a Class III director and a member of the Compensation Committee of the Board (the “Compensation Committee”) until the 2025 annual meeting of stockholders, and until her successor is duly elected and qualified, or until her earlier resignation, death, or removal.

Dr. Hoggard Green will receive cash and equity compensation pursuant to the Company's non-employee director compensation policy (the “Non-Employee Director Compensation Policy”). Dr. Hoggard Green will receive a pro-rated $45,000 annual cash retainer in connection with her service on the Board and a pro-rated $7,500 cash retainer in connection with her service on the Compensation Committee, in each case paid in quarterly installments. Dr. Hoggard Green will receive an initial award of restricted stock units of the Company having a value of $225,000, vesting in three equal installments on each anniversary of Dr. Hoggard Green’s service on the Board. The Company will also reimburse Dr. Hoggard Green for all reasonable and documented travel and lodging expenses associated with Dr. Hoggard Green’s attendance at Board and Compensation Committee meetings pursuant to the terms of the Non-Employee Director Compensation Policy. Dr. Hoggard Green will also enter into the Company’s standard form indemnification agreement.

From 2019 to July 2024, Dr. Hoggard Green was the Chief Executive Officer of The Queens Health System (“QHS”), a client of the Company since August 2014. QHS currently has a five-year contract with the Company for its Solution that commenced in October 1, 2023. QHS made payments to the Company of approximately $5.4 million in the year ended December 31, 2023 and $9.9 million in the nine months ended September 30, 2024. Since the beginning of the Company’s last fiscal year through the present, there have been no other transactions with the Company, and there are currently no proposed transactions with the Company, in which the amount involved exceeds $120,000 and in which Dr. Hoggard Green had or will have a direct or indirect material interest within the meaning of Item 404(a) of Regulation S-K. No arrangement or understanding exists between Dr. Hoggard Green and any other person pursuant to which Dr. Hoggard Green was selected as a director of the Company.

Item 8.01. Other Events

On November 6, 2024, the Company issued a press release regarding the Acquisition. A copy of the press release announcing the Acquisition related to the Acquisition is attached hereto as Exhibit 99.3, and is incorporated herein by reference.

On November 6, 2024, the Company also issued a press release regarding the appointment of Dr. Hoggard Green as a member of the Board. A copy of the press release announcing the appointment of Dr. Hoggard Green is attached hereto as Exhibit 99.4 and incorporated herein by reference.

Cautionary Note Regarding Forward-Looking Statements

This Form 8-K contains forward-looking statements relating to expectations, plans, and prospects, including expectations relating to Health Catalyst’s ability to close, and the timing of the closing of, the Acquisition and the benefits that will be derived from the total purchase price of the Acquisition. These forward-looking statements are based upon the current expectations and beliefs of Health Catalyst’s management as of the date of this Form 8-K, and are subject to certain risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements including, without limitation, the risk of adverse and unpredictable macro-economic conditions and risks related to closing the Acquisition and integration of the companies. All forward-looking statements in this Form 8-K are based on information available to Health Catalyst as of the date hereof, and Health Catalyst disclaims any obligation to update these forward-looking statements.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1*	Health Catalyst, Inc. press release for quarterly financial results, dated November 6, 2024

99.2*	Q3 2024 Earnings Release Summary

99.3*	Health Catalyst, Inc. press release for the acquisition of Intraprise Health, LLC, dated November 6, 2024

99.4*	Health Catalyst, Inc. press release for the appointment of Dr. Jill Hoggard Green to the Board, dated November 6, 2024

10.1#**	Form of Indemnification Agreement, between Health Catalyst, Inc. and each of its executive officers

10.2#***	Non-Employee Director Compensation Policy

104	Cover page Interactive Data File (embedded within the Inline XBRL document)

* Furnished herewith.
** Incorporated by reference to Exhibit 10.18 to the Form S-1 filed June 27, 2019.
*** Incorporated by reference to Exhibit 10.1 to the Form 10-Q filed May 10, 2024.
# Indicates management contract or compensatory plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTH CATALYST, INC.

Date: November 6, 2024	By:	/s/ Jason Alger
Jason Alger

Chief Financial Officer